FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-141582

GABELLI 787 FUND, INC.

Gabelli Enterprise Mergers and Acquisitions Fund

Supplement dated August 2, 2018

to the

Statement of Additional Information dated February 28, 2018

This supplement amends certain information in the Statement of Additional Information (the “SAI”), dated February 28, 2018, of the Gabelli Enterprise Mergers and Acquisitions Fund, a series of Gabelli 787 Fund, Inc. (the “Corporation”). Unless otherwise indicated, all other information included in the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the SAI.

The following replaces the heading “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed” in the SAI:

Portfolio Manager Information

Other Accounts Managed

The information below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for day to day management during the fiscal year ended December 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies*:	25	$23.4 billion	6	$5.5 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$901.0 million
	Other Accounts:	1,158	$12.4 billion	6	$1.3 billion

*	The total number of Registered Investment Companies (“RICs”) in the Fund Complex is 54. Mr. Gabelli is the sole portfolio manager of 15 RICs and part of the portfolio management team of 11 RICs.

Shareholders Should Retain This Supplement For Future Reference